UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 5, 2014

DEALERTRACK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer
Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 734-3600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Dealertrack Technologies, Inc. is filing this Current Report on Form 8-K/A (Amendment No. 1) (“Amendment No. 1”) solely to amend certain information included in Exhibit 99.1 furnished with the Current Report on Form 8-K filed by the registrant on November 5, 2014 (the “Original 8-K”), to include a revised Exhibit 99.1, and to correct a reference in Item 2.02 as described below.   In the press release filed as Exhibit 99.1 with the Original 8-K (the “Earnings Release”), the figures listed in the “Summary of Business Statistics” table on page 12 of the Earnings Release for “Subscribing dealers in U.S. and Canada as of end of the period” and “Average monthly subscription revenue per subscribing dealership” for the three months ended (unaudited) September 30, 2014 were listed as 24,004 and 1,377, respectively, when they should have been listed as 24,089 and 1,253, respectively. In the revised press release attached as Exhibit 99.1 to this Amendment No. 1 the figures are correctly listed. Item 2.02 of the Original 8-K also inadvertently referred to it being the financial information for the registrant for the second quarter of 2014 instead of the third quarter of 2014. Item 2.02 below has been corrected to refer to the financial information for the registrant for the third quarter of 2014.

All other information in the Earnings Release and Original 8-K remains unchanged and does not otherwise reflect events occurring after the filing of the Original 8-K.

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the third quarter of 2014 as presented in a press release attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Registrant’s Press Release dated November 5, 2014
99.2	Registrant’s November 2014 Investor Presentation*

* Previously filed with the Original 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2014

Dealertrack Technologies, Inc.

By: /s/ Eric D. Jacobs
Eric D. Jacobs
Executive Vice President, Chief Financial and Administrative Officer